Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-QSB of Techprecision Corporation (the “Company”) for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Reindl, the Chief Executive Officer, and I, Mary Desmond, the Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008	/s/ James G. Reindl

James G. Reindl

Chief Executive Officer

/s/ Mary Desmond

Mary Desmond

Chief Financial Officer